Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 21, 2011
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Nugget	430-day term

Ocean Patriot	21 firm wells + 3 options

Ocean Nomad	4 firm wells + 3 options

Ocean Monarch	one well

Ocean Titan	one well extension

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (2)
Ocean Victory (Note 1)	5,500’	GOM	Current Contract	ERT	one well	low 250’s	mid April 2011	mid May 2011
		GOM	Contract Continuation	ATP	continue six-wells	low 560’s	mid May 2011	early Aug. 2011
		GOM	Contract Continuation	ATP	balance 1-year term	low 540’s	early Aug. 2011	mid Oct. 2011
Ocean Monarch (Note 2)	10,000’	GOM	Current Contract	Anadarko	cont. four-year term	low 440’s	early August 2010	mid March 2013
		GOM	Future Contract	Marathon	one well	mid 290’s	early May 2011	late June 2011
		GOM	Current Contract	Anadarko	cont. four-year term	low 440’s	late June 2011	mid March 2013
Domestic 2nd Generation Semisubmersibles (1)
Ocean Saratoga	2,200’	GOM	Current Contract	Taylor	one-year extension	200-210	mid July 2010	late June 2011
		GOM	Five Year Survey	DODI			early July 2011	late Aug. 2011
Domestic Jack-ups (2)
Ocean Columbia	250’ IC	GOM	Current Contract	Shell	one well	low 60’s	mid April 2011	early May 2011
Ocean Titan	350’ IC	GOM	Current Contract	Ankor	one well extension	low 70’s	mid April 2011	late May 2011
Note (1). — Victory — In regard solely to the ATP contract, and for a minimum of the first 240 days of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. Remaining days under the initial one-year contract period will be deferred until approximately the second quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.
Note (2). Monarch — In June 2010, one of our customers asserted force majeure as a basis for its termination of the drilling contract for the Ocean Monarch which had a remaining term of approximately 36 months. The operator has also filed suit against us in U.S. District Court in Houston seeking a declaratory judgment that its termination of the drilling contract is warranted under the contract. We do not believe the events cited by the operator come within the definition of force majeure under the drilling contract, and we do not believe that the operator has the right to terminate the drilling contract on this basis. Although we cannot predict with certainty the results of any such litigation, and there can be no assurance as to its ultimate outcome, we intend to vigorously defend this litigation and challenge the operator’s attempt to terminate the drilling contract.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 21, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (25)
North Sea/Mediterranean
Ocean Nomad	1,200’	North Sea	Current Contract	BG Intl.	four firm wells + three option wells	mid 240’s	late Dec. 2010	mid Sept. 2011
Ocean Guardian	1,500’	Falkland Is.	Current Contract	AGR/Desire/ Rockhopper	ten firm wells	mid 240’s	mid Feb. 2010	mid April 2011
		Falkland Is.	Future Contract	AGR/Desire/ Rockhopper	three firm wells + 10 priced options	mid 260’s	mid April 2011	mid July 2011
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	120-day additional term	mid 270’s	early April 2011	late July 2011
		North Sea	Intermediate Survey	DODI			late July 2011	early Sept. 2011
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	three-year term + unpriced option	high 340’s	mid Aug. 2010	mid June 2013
Ocean Endeavor (Note 3)	10,000’	Egypt	Current Contract	Burullus	one-year term + priced option	mid 220’s	mid July 2010	mid July 2011
Ocean Confidence		Angola	Current Contract	Total	assignment from Cobalt	upper 360’s	early Feb. 2011	early May 2011
		Angola	Future Contract	Cobalt	second firm well + option	low 360’s	early May 2011	early Oct. 2011
			Mobe to GOM	DODI			early Oct. 2011	early Dec. 2011
		GOM	Future Contract	Murphy	resume interrupted contract + unpriced option	low 510’s	early Dec. 2011	early Dec. 2012
Ocean Valiant (Note 4)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	late Sept. 2011
Note (3). Endeavor — In connection with the relocation of this rig out of the GOM pursuant to this contract, the previous operator paid an early termination fee of $31 million in order to satisfy certain contractual obligations.
Note (4). Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 21, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Australasia
Ocean Patriot	1,500’	Australia	Current Contract	Apache	three-well extension	between 230-270	mid Feb. 2011	late May 2011
		Australia	Maintenance	DODI			late May 2011	mid June 2011
		Australia	Future Contract	PTTEP	200 day term	mid 230’s	mid June 2011	early Jan. 2012
Ocean America	5,500’	Australia	Resume Current Contract	Woodside	remainder term	mid 420’s	mid March 2011	late Sept. 2012
Ocean General	3,000’	Vietnam	Current Contract	Premier Oil	first of three wells + three unpriced option	low 210’s	mid March 2011	late April 2011
		Indonesia	Future Contract	Premier Oil	remainder of three wells + one unpriced option	low 240’s	late April 2011	late July 2011
Ocean Rover	8,000’	Indonesia	Current Contract	Murphy/Hess	est. six months	high 370’s	mid Dec. 2010	mid Aug. 2011
		Malaysia	Resume Current Contract	Murphy	resume two-year ext.	low 450’s	mid Aug. 2011	mid Jan. 2012

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 21, 2011

	Nominal				Current Term -	Dayrate
Rig Name	WD*	Location	Status	Operator	Note (6)	($000s)	Start Date	Est. End Date
Brazil (Note 5)
Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term	low 260’s	mid Sept. 2009	mid Sept. 2012
Ocean Whittington	1,650’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 240’s	late Jan. 2009	late Sept. 2012
		Brazil	Five Year Survey	DODI			late Sept. 2011	late Dec. 2011
Ocean Concord	2,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	high 240’s	early Jan. 2008	early Jan. 2013
Ocean Lexington	2,200’	Brazil	Current Contract	OGX	3-year term	mid 330’s	early Feb. 2010	early Feb. 2013
Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014
		Brazil	Intermediate Survey	DODI			early July 2011	early Aug. 2011
Ocean Quest	4,000’	Brazil	Remainder term at new blended rate	OGX	revised 2-year term	low 270’s	mid Feb. 2011	late Dec. 2011
		Brazil	Future Contract	OGX	1-year extension	low 250’s	late Dec. 2011	late Dec. 2012
Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	mid Oct. 2010	mid March 2015
Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,250’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	late July 2010	late June 2016
Ocean Star	5,500’	Brazil	Current Contract	OGX	part one of 2-year term extension	low 310’s	mid Feb. 2011	late Dec. 2011
		Brazil	Future Contract	OGX	part two of 2-year term extension	low 270’s	late Dec. 2011	mid Feb. 2013
Ocean Baroness	7,000’	Brazil	Current Contract	Petrobras	three-year term (includes 50% of pot. 5% bonus) + option to convert to 5 years during 1st year of operation	mid 280’s	early Sept. 2010	early Sept. 2013
Note (5) — All Brazilian contracts include unpriced options

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 21, 2011

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil Cont. (Note 5)
Ocean Courage	10,000’	Brazil	Current Contract	Petrobras	five-year term (includes 50% of pot. 6% bonus)	400 — 410	mid Feb. 2010	mid Feb. 2015
Ocean Valor	10,000’	Brazil	Current Contract	Petrobras	3-year term + option to convert to 5 years during 1st year	low 450’s	late Oct. 2010	late Oct. 2013
Drillship (1)
Ocean Clipper	7,875’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid Dec. 2010	late July 2011
		Brazil	Upgrade for Petrobras	DODI			late July 2011	late Oct. 2011
		Brazil	Resume Future Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	late Oct. 2011	mid Dec. 2015
Note (5) — All Brazilian contracts include unpriced options
International Jack-ups (7)
Ocean Nugget	300’ IC	Mexico	Resume Current Contract	Pemex	849 day term	mid 130’s	early Feb. 2010	late July 2011
		Mexico	Five Year Survey	DODI			late July 2011	early Sept. 2011
		Mexico	Future Contract	Pemex	430 day term	mid 80’s	early Aug. 2011	mid Oct. 2012
Ocean Summit	300’ IC	Mexico	Current Contract	Pemex	288 day term	mid 80’s	late March 2011	late Dec. 2011
		Mexico	Five Year Survey	DODI			mid July 2011	late Aug. 2011
Ocean Scepter	350’ IC	Brazil	Current Contract	OGX	one-year term + unpriced option	mid 130’s	early Feb. 2011	late March 2012
Ocean King	300’ IC	Montenegro	Actively Marketing	DODI
Ocean Sovereign	300’ IC	Thailand	Current Contract	Salamander	Six firm + three unpriced option wells	low 70’s	early Feb. 2011	mid July 2011
		Thailand	Five Year Survey	DODI			mid July 2011	mid Oct. 2011
Ocean Heritage	300’ IC	Suez Gulf	Current Contract	SUCO	six-month extension/w right to terminate after three months	high 50’s	early Feb. 2011	early July 2011
		Suez Gulf	Five Year Survey	DODI			early Oct. 2011	mid Nov. 2011
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year extension + unpriced option	mid 60’s	late Oct. 2010	late Oct. 2011
NOTES: Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.
An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract.
Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated.
Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM=Gulf of Mexico.
*Nominal Water Depth — Nominal water depth (in ft.) reflects the rig’s current operating water depth capability. Often, rigs are capable of drilling, or have drilled, in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 21, 2011
EXPECTED 2011 DOWNTIME — 10 DAYS OR LONGER (Subject to Change*)
# Days

Total DT YTD = 168	EST ’11 Total = 718

Rig	Q1 Actual	EST Q2	Comments
Shipyard — 5-Year Surveys/Maintenance
Nugget		0	5-year survey/maintenance Q3
Clipper		0	5-year survey/maint/upgrade Q3,Q4
Summit	17	0	Maint. Q1, 5-year survey/maint. Q3
Saratoga		0	5-year survey/maintenance Q3
Whittington		0	5-year survey/maintenance Q3 Q4
Sovereign		0	5-year survey/maintenance Q3 Q4
Heritage		0	5-year survey/maintenance Q4

Total 5-year Surveys	17	0
Intermediate Surveys/Acceptance Testing/Maintenance
Princess		0	Intermediate survey/maintenance Q3
Yatzy		0	Intermediate survey/maintenance Q3
Confidence	47	0	Acceptance testing/maintenance

Total Contract Prep.	47	0
Contract Prep/Maintenance/Other
Patriot		21	Maintenance
Scepter	31	0	Standby
America	73	0	Maintenance

Other Total	104	21

Total	168	21

* Reflects currently planned downtime. Expect additional downtime in form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unanticipated maintenance. Survey start times may also be accelerated or delayed for various reasons.
Does Not Include Cold or Hot Stacked Rigs (see final page for cold stacked units).
2012 ESTIMATED SURVEY DOWNTIME = 694 days
Special Surveys: Endeavor (40); Patriot (50); Yorktown (60); Quest (60); Worker (60); Star (60); Baroness (60); Victory (60); King (35).
Intermediate Surveys/UWILD: Guardian (45); Columbia (12); Titan (12); Courage (10); Valor (10).
Other Prep/Maintenance: Confidence (60); Rover (60).
Survey Costs: During surveys, normal opex applies, plus additional costs.
Mobe Costs: Amortized mobe costs are generally offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
April 21, 2011

Nominal
Rig Name	WD	Location	Status	Operator	Order Date	Est. Delivery Date
RIGS UNDER CONSTRUCTION — Dynamically Positioned Drillships (2)
Ocean BlackHawk	10,000’	South Korea	Hyundai Heavy Industries Co., Ltd.	DODI	Q1 2011	Q2 2013
Ocean BlackHornet	10,000’	South Korea	Hyundai Heavy Industries Co., Ltd.	DODI	Q1 2011	Q4 2013

COLD STACKED RIGS (8) = (4 jack-ups, 4 semisubmersibles)

Ocean Crusader	200’ MC	GOM	Stacked	DODI

Ocean Drake	200’ MC	GOM	Stacked	DODI

Ocean Champion	250’ MS	GOM	Stacked	DODI

Ocean Spartan	300’ IC	GOM	Stacked	DODI

Ocean Voyager	3,200’	GOM	Stacked	DODI

Ocean Epoch	3,000	Malaysia	Stacked	DODI

Ocean New Era	1,500’	GOM	Stacked	DODI

Ocean Bounty	1,500’	Malaysia	Stacked	DODI

Forward-Looking Statements: The rig status report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as any statements concerning legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, the effects of claims of force majeure and the outcomes of discussions with operators with regard thereto, rigs being upgraded or to be upgraded, rigs under construction and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.